Effective September 27, 2013, in the second paragraph of the sub-section entitled “Fees and Expenses” beneath the main heading “Summary of Key Information,” the reference to the page number of the “Waivers of Sales Charges” is replaced by reference to page H-1 of the fund’s Statement of Additional Information (“SAI”).

Effective immediately, the second paragraph of the sub-section entitled “Statement of Additional Information (SAI)” on the back cover page is restated in its entirety as follows:

You can get free copies of the annual/semiannual reports, the SAI and other information about the fund, including current net asset values per share, and make inquiries about the fund, by contacting:
MFS Service Center, Inc.
P.O. Box 55824
Boston, MA 02205-5824
Telephone: 1-800-225-2606
Internet: mfs.com

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